UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

GUITAR CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5795 Lindero Canyon Road Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            Results of Operations and Financial Condition.

On January 5, 2005, Guitar Center, Inc. (the “Company”) disseminated a press release providing preliminary revenue and other financial data for the quarter and year ended December 31, 2004.  That press release is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.

All information provided in this Current Report on Form 8-K, whether set forth under the caption of Item 12 or incorporated therein from the exhibit filed herewith as Exhibit 99.1, is intended to be “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Accordingly, the Company hereby expressly intends that no contents of this report will be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless subsequent to the date of this report it incorporates the contents of this report into a filing under the Securities Act of 1933, as amended, or the Exchange Act by an express reference identifying this particular report but not in any event by a generalized incorporation by reference which does not specifically identify this report.  The Company expressly disclaims any admission that the information furnished herein, or any particular part of such information, is material.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 5, 2005

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: January 5, 2005	By	/S/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and
Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 5, 2005